#179157722v4<ACTIVE> - Emcore - First Amendment to Credit Agreement FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 25, 2022 (this “Amendment”), is entered into among EMCORE CORPORATION, a New Jersey corporation (the “Company”), the Domestic Subsidiaries of the Company party hereto and listed in the signature pages hereof as “Borrowers” (the Company, together with such Domestic Subsidiaries each, individually, a “Borrower” and jointly, severally, and collectively, the “Borrowers”), the Lenders party hereto and WINGSPIRE CAPITAL LLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”). W I T N E S S E T H: WHEREAS, the Borrowers, the Lenders and the Administrative Agent entered into that certain Credit Agreement, dated as of August 9, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders make certain amendments to the Credit Agreement; and WHEREAS, the Administrative Agent and the Required Lenders have agreed to make certain amendments to the Credit Agreement, on the terms and subject to the conditions set forth herein; NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows: 1. Amendments to Credit Agreement. The Credit Agreement is amended as follows: (a) The following definitions are inserted into Section 1.1 in the appropriate alphabetical order: “Eligible Machinery and Equipment” means, as of any date of determination, all Equipment that: (a) is owned by a Borrower free and clear of all Liens other than (i) Liens in favor of the Administrative Agent securing the Obligations and (ii) Permitted Encumbrances; (b) is installed in a facility owned or leased by a Loan Party at either 8412 West 185th Street, Tinley Park, Illinois or 450 Clark Drive, Budd Lake, Mount Olive Township, NJ 07828, and either (i) a Collateral Access Agreement has been delivered to the Administrative Agent or (ii) Reserves reasonably satisfactory to the Administrative Agent have been established with respect thereto; (c) is in good operating condition (ordinary wear and tear excepted); (d) is not obsolete or surplus Equipment; (e) is covered by casualty and liability insurance required by this Agreement and the Security Agreement; (f) is subject to a first priority perfected Lien in favor of the Administrative Agent, subject to Permitted Encumbrances; and

2 (g) does not consist of automobiles or other Equipment subject to a certificate of title statute. With respect to any Equipment purchased or otherwise acquired after the Closing Date, such Equipment shall become Eligible Machinery and Equipment upon the completion of an appraisal (to be conducted at Borrowers’ expense) (which may be a desktop or other similar, short-form appraisal, to the extent approved by the Administrative Agent) on such Equipment, prepared by an appraiser acceptable to the Administrative Agent. “First Amendment Closing Date” means October 25, 2022. “M&E Revolving Loans” means Revolving Loans that are advanced against and attributable to Eligible Machinery and Equipment. “Total M&E Revolving Loan Outstandings” means at any time, the aggregate outstanding principal amount of all M&E Revolving Loans at such time. (b) The definition of “Applicable Margin” in Section 1.1 is replaced in its entirety as follows: “Applicable Margin” means: (a) With respect to the Revolving Loans, (i) in the case of portions thereof designated as SOFR Loans, (1) 3.75% or (2) 5.50% for M&E Revolving Loans, and (ii) in the case of portions thereof designated as Base Rate Loans, 2.75%. (b) With respect to the Term Loans, (i) in the case of portions thereof designated as SOFR Loans, 5.50% and (ii) in the case of portions thereof designated as Base Rate Loans, 4.50%. (c) The definition of “Borrowing Base” in Section 1.1 is replaced in its entirety as follows: “Borrowing Base” means, as at any date of determination thereof, an amount equal to the sum of: (a) 90% of the net amount of Eligible Accounts; plus (b) the lesser of (i) 70% of the value of Eligible Inventory at such date and (ii) 90% of the NOLV of Eligible Inventory at such date; plus (c) $1,668,873 (as such amount shall be reduced to the extent of any required mandatory prepayments hereunder resulting from a Disposition of Eligible Machinery and Equipment) (the "Eligible Equipment Amount"); provided, however, the Eligible Equipment Amount shall be reduced by an amount equal to $22,542.25 commencing on the first day of the first month following the First Amendment Closing Date and continuing on the first day of each month thereafter until the Eligible Equipment Amount has been reduced to zero; minus (d) Reserves.

3 For purposes hereof, (1) the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Administrative Agent’s option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time and (2) the value of Eligible Inventory shall be determined on a first-in, first-out, lower of cost or market basis in accordance with GAAP. (d) The definition of “Revolving Loan” in Section 1.1 is replaced in its entirety as follows: “Revolving Loan” means a loan referred to in Section 2.1(a), including a M&E Revolving Loan, and made pursuant to Section 2.2. (e) Section 2.1(a) “Revolving Commitments” is replaced in its entirety with the following: (a) Revolving Commitments. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, each Revolving Lender agrees, severally and not jointly, to make Revolving Loans and M&E Revolving Loans to the Borrowers in Dollars from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Revolving Lender’s Revolving Exposure exceeding such Revolving Lender’s Revolving Commitment, (ii) the Total M&E Revolving Loan Outstandings exceeding the Eligible Equipment Amount, and (iii) the Total Revolving Outstandings exceeding the Line Cap (other than any Overadvances or Protective Advances to the extent permitted hereunder). Within the foregoing limits and subject to the terms and conditions set forth herein, during the Availability Period, the Borrowers may borrow, prepay and reborrow Revolving Loans; provided however, that any M&E Revolving Loans that are prepaid or repaid may not be reborrowed. (f) Section 2.2(b) “Borrowing of Revolving Loans” is replaced in its entirety with the following: (b) Each notice by the Borrower Agent pursuant to Section 2.2(a) shall be made by submitting such request by ABLSoft (or, if requested by the Administrative Agent, by delivering, in writing or by an Approved Electronic Communication, a Borrowing Request in the form of Exhibit C) (each such request, a “Borrowing Request”), appropriately completed and signed by a Responsible Officer of the Borrower Agent. Each Borrowing of Revolving Loans shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess thereof. Each Borrowing Request shall specify (A) the requested date of the Borrowing (which shall be a Business Day), (B) the principal amount of Loans to be borrowed, and (C) if such Loans shall be M&E Revolving Loans. (g) Section 2.5(b)(iii) “Application of Mandatory Prepayments is replaced in its entirety with the following: (iii) Application of Mandatory Prepayments. Mandatory prepayments from (i) Net Cash Proceeds described in Sections 2.5(b)(i)(A) and (C) above, to the extent arising from a Disposition of, or Casualty or Condemnation Event with respect to, Inventory, Accounts or Eligible Machinery and Equipment shall be applied to the prepayment of the Revolving Loans (first to the portion of the Revolving Loans that are not M&E Revolving Loans and

4 second to M&E Revolving Loans) without a permanent reduction of the Revolving Commitments, and, thereafter, applied against the remaining scheduled installments of principal due in respect of Term Loans under Section 2.4(b), in the inverse order of maturity of such remaining scheduled installments and (ii) cash proceeds described in Section 2.5(b)(i)(D) above, shall be applied against the remaining scheduled installments of principal in respect of Term Loans under Section 2.4(b), in the inverse order of maturity of such remaining scheduled installments; provided that if, after applying all or a portion of such prepayment to the Term Loans, the Term Loans shall have been paid in full, any unapplied portion thereof shall be returned to Borrower Agent. All other mandatory prepayments shall be applied against the remaining scheduled installments of principal in respect of Term Loans under Section 2.4(b), in the inverse order of maturity of such remaining scheduled installments; provided that if, after applying all or a portion of such prepayment to the Term Loans, the Term Loans shall have been paid in full, any unapplied portion thereof shall be applied to the prepayment of the Revolving Loans (first to the portion of the Revolving Loans that are not M&E Revolving Loans and second to M&E Revolving Loans) without a permanent reduction of the Revolving Commitments. (h) Section 2.6(g) “Insufficient Payment” is replaced in its entirety with the following: (g) Insufficient Payment. Subject to the provisions of Article 8, whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Credit Parties under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent (i) first, towards payment of all fees and expenses due to the Administrative Agent under the Loan Documents, (ii) second, towards payment of all expenses then due hereunder, ratably among the parties entitled thereto in accordance herewith, (iii) third, towards payment of interest, fees and commissions then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and commissions then due to such parties, and (iv) fourth, towards payment of principal of Loans then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal of Loans then due to such parties. All payments with respect to the Revolving Loans shall be applied first to the portion of such Revolving Loans that are not M&E Revolving Loans and second to the portion of such Revolving Loans that are M&E Revolving Loans. (i) Section 8.3 “Application of Funds” is replaced in its entirety with the following: Section 8.3 Application of Funds. After the exercise of remedies provided for in Section 8.2 (or after the Loans have automatically become immediately due and payable hereunder), any amounts received on account of the Obligations shall be applied by the Administrative Agent in the following order: (a) with respect to all payments and all proceeds of Collateral (other than payments and proceeds of or relating to Term Loan Priority Collateral): First, to the payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article 3), in each case payable to the Administrative Agent in its capacity as such; Second, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting fees, indemnities and other amounts, payable to the Credit Parties

5 (including fees, charges and disbursements of counsel to the respective Credit Parties and amounts payable under Article 3), ratably among them in proportion to the respective amounts described in this clause Second payable to them; Third, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Revolving Loans and other Obligations (other than the Term Loans and any other Obligations related solely to the Term Loans), ratably among the Revolving Lenders in proportion to the respective amounts described in this clause Third payable to them, which shall be applied first to the portion of the Revolving Loans that are not M&E Revolving Loans and second to the portion of the Revolving Loans that are M&E Revolving Loans; Fourth, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting unpaid principal of the Revolving Loans, ratably among the Revolving Lenders in proportion to the respective amounts described in this clause Fourth held by them, which shall be applied first to the portion of the Revolving Loans that are not M&E Revolving Loans and second to the portion of the Revolving Loans that are M&E Revolving Loans; Fifth, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans and other Obligations relating solely to the Term Loans, ratably among the Term Lenders in proportion to the respective amounts described in this clause Fifth payable to them; Sixth, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting unpaid principal of the Term Loans, ratably among the Term Lenders in proportion to the respective amounts described in this clause Sixth held by them; Seventh, to the extent of any excess of such proceeds, to the payment of all other Obligations that are due and payable to the Secured Parties or any other holder of Obligations, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Secured Parties on such date; and Last, to the extent of any excess of such proceeds, the balance, if any, after all of the Obligations (other than contingent indemnification and expense reimbursement obligations, in each case, for which no claims have been asserted or amounts requested to be paid) have been paid in full, to the Borrowers or as otherwise required by law. (b) with respect to all payments and all proceeds of or relating to Term Loan Priority Collateral: First, to the payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article 3), in each case payable to the Administrative Agent in its capacity as such; Second, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting fees, indemnities and other amounts, payable to the Credit Parties (including fees, charges and disbursements of counsel to the respective Credit Parties and amounts payable under Article 3), ratably among them in proportion to the respective amounts described in this clause Second payable to them

6 Third, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Term Loans and other Obligations (other than the Revolving Loans and any other Obligations related solely to the Revolving Loans), ratably among the Term Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting unpaid principal of the Term Loans, ratably among the Term Lenders in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting accrued and unpaid interest on the Revolving Loans and other Obligations related solely to the Revolving Loans, ratably among the Credit Parties in proportion to the respective amounts described in this clause Fifth payable to them, which shall be applied first to the portion of the Revolving Loans that are not M&E Revolving Loans and second to the portion of the Revolving Loans that are M&E Revolving Loans; Sixth, to the extent of any excess of such proceeds, to the payment of that portion of the Obligations constituting unpaid principal of the Revolving Loans, ratably among the Revolving Lenders in proportion to the respective amounts described in this clause Sixth held by them, which shall be applied first to the portion of the Revolving Loans that are not M&E Revolving Loans and second to the portion of the Revolving Loans that are M&E Revolving Loans; Seventh, to the extent of any excess of such proceeds, to the payment of all other Obligations that are due and payable to the Secured Parties or any other holder of Obligations, or any of them, on such date, ratably based on the respective aggregate amounts of all such Obligations owing to the Secured Parties on such date; and Last, to the extent of any excess of such proceeds, the balance, if any, after all of the Obligations (other than contingent indemnification and expense reimbursement obligations, in each case, for which no claims have been asserted or amounts requested to be paid) have been paid in full, to the Borrowers or as otherwise required by law. Notwithstanding anything to the contrary set forth above, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section. 2. Conditions Precedent to Effectiveness. This Amendment shall become effective on the First Amendment Closing Date upon the Administrative Agent's receipt of each of the following: (a) an executed counterpart of this Amendment from each Borrower and Required Lenders; and (b) Borrower shall have paid to Administrative Agent (i) an amendment fee in the amount of $10,000, which such fee shall be duly earned and non-refundable as of the date hereof and (ii) all reasonable fees, costs and expenses (including reasonable attorneys’ fees) incurred

7 by the Administrative Agent and the Lenders, respectively, in connection with the preparation, negotiation and execution of this Amendment and any other agreements and documents executed and delivered in connection herewith. 3. Ratification and Affirmation. Except as herein amended, the Credit Agreement shall remain in full force and effect in accordance with its terms, and the Credit Agreement, as so amended, is hereby ratified and affirmed. This Amendment is a Loan Document. Execution of this Amendment shall not alter or diminish any rights of any Lender, the Administrative Agent or any Borrower under any other note, instrument or obligation secured by or entitled to the benefits of the Credit Agreement, including, without limitation, the other Loan Documents. 4. Representations of Credit Parties. Each Borrower represents and warrants to the Administrative Agent and the Required Lenders, in each case as of the First Amendment Closing Date, that: (a) each of the representations and warranties of the Loan Parties set forth in the Loan Documents is true and correct in all material respects, in each case on and as of the date of this Amendment as if made on and as of such date, provided that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date, and provided further that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and (b) no Default or Event of Default exists, or would result from the effectiveness of this Amendment. 5. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. 6. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. [remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. BORROWERS: EMCORE CORPORATION By: Name: Tom Minichiello Title: Chief Financial Officer EMCORE SPACE & NAVIGATION CORPORATION By: Name: Tom Minichiello Title: Chief Financial Officer EMCORE CHICAGO INERTIAL CORPORATION By: Name: Tom Minichiello Title: Chief Financial Officer DocuSign Envelope ID: 744CD3D0-1F59-4278-9371-C3DDB88C8B20